UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.         )

Filed by the Registrant  ☑                            Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

EASTMAN CHEMICAL COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

To vote your Eastman Chemical Company

shares, you can attend the Annual Meeting of

Stockholders and vote in person, or you can:

1. Go to www.ViewMaterial.com/EMN

2. Click on the icon to vote your shares.

3. Enter the 11 digit control number (located

by the arrow in the box above).

4. Follow the simple instructions to record

your vote.

You are able to vote by Internet until 6:00 a.m.

on May 3, 2012.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

EASTMAN CHEMICAL COMPANY

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 3, 2012

Notice of Annual Meeting of Stockholders

WHEN AND WHERE IS THE STOCKHOLDERS MEETING?

The 2012 Annual Meeting of Stockholders will be held at the Toy F. Reid Employee Center, located at 400 South Wilcox

Drive, in Kingsport, Tennessee, on May 3, 2012, at 11:30 a.m. If you need directions to the Annual Meeting, please call

1-423-229-4647.

WHAT IS BEING VOTED ON AT THE STOCKHOLDERS MEETING?

The election of directors: Stephen R. Demeritt, Robert M. Hernandez, Julie F. Holder, Lewis M. Kling, and David W. Raisbeck.

Advisory approval of executive compensation.

A proposal to approve the 2012 Omnibus Stock Compensation Plan.

The ratification of appointment of PricewaterhouseCoopers LLP as independent auditors.

A proposal to amend the Certificate of Incorporation to eliminate certain supermajority stockholder voting provisions.

Advisory vote on stockholder proposal requesting that the Board of Directors take steps necessary to permit stockholders to act by written consent.

The consideration of any other business that is properly brought before the meeting or any adjournment of the meeting.

WHAT DOES THE BOARD OF DIRECTORS RECOMMEND?

The Board of Directors recommends that stockholders vote FOR all of the director nominees, FOR advisory approval of the compensation of the named executive officers as disclosed in the proxy statement, FOR the proposed 2012 Omnibus Stock

Compensation Plan, FOR the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors, FOR the proposal to amend the Certificate of Incorporation to eliminate certain supermajority stockholder voting provisions, and

AGAINST the stockholder proposal requesting that the Board of Directors take steps necessary to permit stockholders to act by written consent.

HOW CAN I GET A COMPLETE SET OF PROXY MATERIALS?

This is not a proxy card. If you wish to cast your vote on a traditional proxy card, you must request a paper copy of the proxy materials by following the instructions below.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following proxy materials can be viewed at www.ViewMaterial.com/EMN:

2012 Proxy Statement

2011 Annual Report

If you want to receive a paper or e-mail copy of those documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 19, 2012 to facilitate timely delivery.

You may request a paper or e-mail copy of the proxy materials by following the instructions below. You will be asked to provide the control number (located by the arrow in the box below).

1. Call the toll-free telephone number, 1-800-516-1564, and follow the instructions provided, or

2. Access the website www.SendMaterial.com and follow the instructions provided, or

3. Send us an e-mail at papercopy@SendMaterial.com with your control number (located by the arrow in the box below) in the

Subject line. Unless you instruct us otherwise, we will reply to your e-mail with a copy of the proxy materials in PDF format for this annual meeting only.

[FORM OF NOTICE TO BE SENT TO CERTAIN STOCKHOLDERS OF RECORD

IN LIEU OF PAPER PROXY MATERIALS – PG.2]

EXPLANATION OF NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

In accordance with federal securities laws, Eastman has elected to make its proxy materials relating to its 2012 Annual Meeting of Stockholders available on the Internet to stockholders receiving the accompanying notice (the “Notice”). The purpose of Internet availability of proxy materials is to promote the use of the Internet as a reliable and cost-effective means of making proxy materials available to stockholders. The Company expects that it may realize significant cost savings related to the printing and distribution of proxy materials to stockholders by the use of the Internet.

The purpose of the Notice is to provide you with important instructions for obtaining the Company’s proxy materials. The Notice is NOT a form for voting. We encourage you to review all of the important information contained in the proxy materials before voting.

Although you have received the Notice and may access and review the proxy materials via the Internet, you may also elect to receive a paper or e-mail copy of the proxy materials. In order to receive a paper or e-mail copy of the proxy materials, you must specifically request a copy by following the instructions contained in the Notice.

If you choose to vote via the Internet, you must follow the instructions on the Notice regarding accessing the Company’s proxy materials via the Internet.

You may also attend the Annual Meeting and vote in person. If you choose to vote in person, you must obtain the admission ticket that is included with the electronic form of proxy (accessible through the Internet site contained in the Notice), and bring it with you to the Annual Meeting of Stockholders.

[FORM OF LETTER TO EMPLOYEE STOCKHOLDERS WHO HOLD SHARES THROUGH COMPANY PLANS]

Eastman Chemical Company

P.O. Box 431

Kingsport, Tennessee 37662-5280

David A. Golden

Vice President, Associate General Counsel

and Corporate Secretary

Phone: (423) 229-8329

FAX: (423) 229-4137

dgolden@eastman.com

March 15, 2012

Re:    2012 Annual Meeting Materials

Dear Fellow Eastman Employee and Stockholder:

Our 2012 Annual Meeting of Stockholders will be held on May 3, and it is important that your shares be represented. Again this year, all employees who own Eastman shares through the ESOP or Eastman Investment Plan will access the Notice and Proxy Statement for the Annual Meeting and Eastman’s Annual Report to Stockholders electronically on the Internet. Making these materials available to you electronically rather than by sending printed material in the mail significantly reduces the Company’s printing and postage expenses and reflects our continuing efforts to increase efficiency and reduce costs through the expanded use of technology.

To access the 2011 Annual Report and the Notice and Proxy Statement for the 2012 Annual Meeting, please go to www.ViewMaterial.com/EMN and click on the icon for each document. (If you like, you may use your Eastman employee account to access the Internet website and review the materials.) The business to be considered and voted upon at the Annual Meeting is explained in the Proxy Statement. Please review the Proxy Statement, and the Annual Report, before voting your shares. If you wish to receive a paper copy of the Annual Report and Proxy Statement, select “SendMaterial” and enter the 11-digit number in the box by the arrow on your proxy card.

It is important that your shares be represented and voted at the Annual Meeting. As explained on the enclosed proxy card, you can vote by proxy by Internet, by telephone, or by marking, signing, dating, and mailing your proxy card in the enclosed postage-paid envelope. Whether you choose to vote by computer, telephone, or proxy card, please vote as soon as possible. Your vote is important, regardless of the number of shares you own.

Thank you.

Yours very truly,

David A. Golden

Vice President, Associate General Counsel and Corporate Secretary